UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 20, 2005
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items
Item 9.01 Financial Statement, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Equity Commitment Letter
Letter of Credit

Item 8.01 Other Items.
     In connection with the execution of the Third Amendment to Agreement and Plan of Merger, dated as of November 20, 2005, by and among Beverly Enterprises, Inc. (the “Company”), North American Senior Care, Inc., NASC Acquisition Corp., SBEV Property Holdings LLC, Pearl Senior Care, Inc., PSC Sub Inc., and Geary Property Holdings LLC, the Company received (i) an Equity Commitment Letter, dated November 18, 2005, from Fillmore Strategic Investors, L.L.C. (the “Equity Commitment Letter”); and (ii) a Letter of Credit from Morgan Stanley Asset Funding Inc. (the “Letter of Credit”). The Equity Commitment Letter and the Letter of Credit are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.
Item 9.01 Financial Statement, Pro Forma Financial Information and Exhibits.
     (a) Exhibits

Exhibit No.	Exhibit
99.1	Equity Commitment Letter, dated November 18, 2005, from Fillmore Strategic Investors, L.L.C.

99.2	Letter of Credit, dated November 18, 2005, from Morgan Stanley Asset Funding, Inc.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2005	BEVERLY ENTERPRISES, INC.

	By:	/s/ Pamela H. Daniels
	Name:	Pamela H. Daniels
	Title:	Senior Vice President, Controller and
Chief Accounting Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Equity Commitment Letter, dated November 18, 2005, from Fillmore Strategic Investors, L.L.C.

99.2	Letter of Credit, dated November 18, 2005, from Morgan Stanley Asset Funding, Inc.

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